EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jiang, Libin, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Yinfu Gold Corporation, on Form 10-Q for the six months ended September 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Yinfu Gold Corporation at the dates and for the periods indicated.

Date: November 13, 2023	By:	/s/ Jiang, Libin
Jiang, Libin
Chief Executive Officer

I, Jiang, Libin, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Yinfu Gold Corporation, on Form 10-Q for the six months ended September 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Yinfu Gold Corporation at the dates and for the periods indicated.

Date: November 13, 2023	By:	/s/ Jiang, Libin
Jiang, Libin
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Yinfu Gold Corporation and will be retained by Yinfu Gold Corporation and furnished to the Securities and Exchange Commission or its staff upon request.